UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2010

GLOBAL CLUB, INC.

(Exact name of registrant as specified in charter)

Nevada	333-153385	26-2940624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 North Curry Street, Carson City, NV	89703
(Address of principal executive offices)	(Zip Code)

(775) 333-1198

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.  Other Events.

On March 24, 2010, Global Club, Inc. (the “Company”) received approval from FINRA for its previously announced forward split.  The forward split will be at a ratio of 150:1 and will be accomplished through a dividend of one hundred fifty shares for each share of stock outstanding as of March 23, 2010, the record date.  Additional details of the transaction are as follows:

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The declaration date was March 2, 2010;

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The record date is March 23, 2010;

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The payment date is March 24, 2010, the dividend forward split shares will be mailed on this date without any action required on the part of the shareholders;

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The ex date is March 25, 2010; and

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The due bill date is March 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CLUB, INC.

Date: March 24, 2010	By: /s/ Eden Clark
Eden Clark, President